SHAREHOLDER RESPONSE SUMMARY REPORT           Page 1
                                IDS FUNDS
                           IDS STOCK FUND, INC.
                              June 30, 1999
                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------
 1. Election of Board members.

                                H. Brewster Atwater, Jr.

    Affirmative         107,247,942.142          60.719%           98.755%
    Withhold              1,352,511.190            .766%            1.245%

    TOTAL               108,600,453.332          61.485%          100.000%

                                Arne H. Carlson

    Affirmative         107,025,072.069          60.593%           98.549%
    Withhold              1,575,381.263            .892%            1.451%

    TOTAL               108,600,453.332          61.485%          100.000%

                                Lynne V. Cheney

    Affirmative         107,207,695.837          60.696%           98.718%
    Withhold              1,392,757.495            .789%            1.282%

    TOTAL               108,600,453.332          61.485%          100.000%

                                William H. Dudley

    Affirmative         107,247,785.885          60.719%           98.754%
    Withhold              1,352,667.447            .766%            1.246%

    TOTAL               108,600,453.332          61.485%          100.000%

                                David R. Hubers

    Affirmative         107,270,543.947          60.732%           98.775%
    Withhold              1,329,909.385            .753%            1.225%

    TOTAL               108,600,453.332          61.485%          100.000%

                                Heinz F. Hutter

    Affirmative         107,225,169.804          60.706%           98.734%
    Withhold              1,375,283.528            .779%            1.266%

    TOTAL               108,600,453.332          61.485%          100.000%


                              Anne P. Jones

    Affirmative         107,238,764.839          60.714%           98.746%
    Withhold              1,361,688.493            .771%            1.254%

    TOTAL               108,600,453.332          61.485%          100.000%

                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 2
                                IDS FUNDS
                           IDS STOCK FUND, INC.
                              June 30, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------

                                William R. Pearce

    Affirmative         107,197,208.470          60.690%           98.708%
    Withhold              1,403,244.862            .795%            1.292%

    TOTAL               108,600,453.332          61.485%          100.000%

                                Alan K. Simpson

    Affirmative         107,111,674.469          60.642%           98.629%
    Withhold              1,488,778.863            .843%            1.371%

    TOTAL               108,600,453.332          61.485%          100.000%

                                John R. Thomas

    Affirmative         107,268,216.506          60.731%           98.773%
    Withhold              1,332,236.826            .754%            1.227%

    TOTAL               108,600,453.332          61.485%          100.000%

                                C. Angus Wurtele

    Affirmative         107,220,105.251          60.703%           98.729%
    Withhold              1,380,348.081            .782%            1.271%

    TOTAL               108,600,453.332          61.485%          100.000%

 2. Ratify the selection of independent auditors

    Affirmative         106,695,380.570          60.406%           98.246%
    Against                 820,250.422            .465%             .755%
    Abstain               1,084,822.340            .614%             .999%

    TOTAL               108,600,453.332          61.485%          100.000%

 3. Change the Fund name from "IDS" to "AXP"

    Affirmative          93,920,445.494          53.174%           86.483%
    Against              10,749,465.110           6.086%            9.898%
    Abstain               3,930,542.728           2.225%            3.619%

    TOTAL               108,600,453.332          61.485%          100.000%




                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 3
                                IDS FUNDS
                           IDS STOCK FUND, INC.
                              June 30, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------

    6. Changes to investment policies

            6.1 Prohibited conflict of interest

    Affirmative         100,276,929.413          56.772%           92.649%
    Against               4,073,919.575           2.307%            3.764%
    Abstain               3,881,991.344           2.198%            3.587%

    TOTAL               108,232,840.332          61.277%          100.000%

    Not Voting              367,613.000

            6.4 Other investment companies

    Affirmative         100,276,963.703          56.772%           92.649%
    Against               4,016,304.540           2.274%            3.711%
    Abstain               3,939,572.089           2.231%            3.640%

    TOTAL               108,232,840.332          61.277%          100.000%

    Not Voting              367,613.000

                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 4
                                IDS FUNDS
                           IDS STOCK FUND, INC.
                              June 30, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------


    ** FUND TOTALS:             SHARES

    RECORD TOTAL       176,629,688.117

    VOTED SHARES       108,600,453.332

    PERCENT VOTED               61.485%

                           SHAREHOLDER RESPONSE SUMMARY REPORT           Page 1
                                IDS FUNDS
                       IDS STOCK FUND, INC. CLASS B
                              June 30, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------

    4. Approve a new shareholder service and distribution plan

    Affirmative           6,029,869.685          47.273%           89.742%
    Against                 483,816.959           3.793%            7.201%
    Abstain                 205,414.704           1.610%            3.057%

    TOTAL                 6,719,101.348          52.676%          100.000%

                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 2
                                IDS FUNDS
                       IDS STOCK FUND, INC. CLASS B
                              June 30, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------


    ** FUND TOTALS:             SHARES

    RECORD TOTAL        12,755,525.409

    VOTED SHARES         6,719,101.348

    PERCENT VOTED               52.676%

                           SHAREHOLDER RESPONSE SUMMARY REPORT          Page 1
                                IDS FUNDS
                    IDS STOCK FUND, INC. CLASSES A & B
                              June 30, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------

    4. Approve a new shareholder service and distribution plan

    Affirmative          68,114,448.221          50.666%           88.198%
    Against               6,291,751.266           4.681%            8.147%
    Abstain               2,823,102.787           2.099%            3.655%

    TOTAL                77,229,302.274          57.446%          100.000%

    Not Voting              367,613.000

                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 2
                                IDS FUNDS
                    IDS STOCK FUND, INC. CLASSES A & B
                              June 30, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------


    ** FUND TOTALS:             SHARES

    RECORD TOTAL       134,437,015.893

    VOTED SHARES        77,596,915.274

    PERCENT VOTED               57.720%